UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2025
Date of Report (Date of earliest event reported)
NU SKIN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)
Delaware	001-12421	87-0565309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
75 West Center Street Provo, Utah 84601
(Address of principal executive offices and zip code)
(801) 345-1000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 par value	NUS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 29, 2025, at the Nu Skin Enterprises, Inc. (the “Company”) 2025 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders adopted and approved the Company’s Amended and Restated 2024 Omnibus Incentive Plan (the “Amended and Restated Plan” or the “Plan”), which previously had been approved by the Company’s Board of Directors and its Compensation and Human Capital Committee subject to stockholder approval.

The Amended and Restated Plan amends the 2024 Omnibus Incentive Plan primarily as follows:

1.	Share Reserve. The Plan increases the share authorization by 790,000 shares.

2.	Vesting of Performance Cash Awards. The Plan clarifies that performance cash awards that are denominated and settled solely in cash are not subject to the Plan’s minimum vesting requirements.

3.	Termination Date. The termination date is extended to the tenth anniversary of the effective date of the Amended and Restated Plan, which is May 29, 2035.

The above description of the Amended and Restated Plan is qualified in its entirety by reference to the full text of the Amended and Restated Plan, which is included as Exhibit 10.1 to this report. A more detailed summary of the Amended and Restated Plan can be found in the Company’s proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 4, 2025.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s stockholders approved the following proposals at the Annual Meeting on May 29, 2025:

•	Election of nine directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders or until their earlier death, resignation or removal;

•	Advisory approval of the Company’s executive compensation;

•	Approval of the Company’s Amended and Restated 2024 Omnibus Incentive Plan; and

•	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

The voting results were as follows:
	For	Against	Abstain	Broker Non-Votes
Election of Directors
Emma S. Battle	32,261,861	152,049	44,264	6,423,455
Daniel W. Campbell	31,630,353	810,047	17,774	6,423,455
Steven J. Lund	32,055,886	390,091	12,197	6,423,455
Ryan S. Napierski	31,244,462	1,180,143	33,569	6,423,455
Laura Nathanson	31,987,957	451,206	19,011	6,423,455
Thomas R. Pisano	31,616,198	823,267	18,709	6,423,455
James M. Winett	32,345,955	87,993	24,226	6,423,455
Edwina D. Woodbury	32,290,996	133,219	33,959	6,423,455
Mark A. Zorko	32,331,235	87,538	39,401	6,423,455

Advisory Approval of the Company’s Executive Compensation	30,210,716	825,311	1,422,147	6,423,455

Approval of the Amended and Restated 2024 Omnibus Incentive Plan	30,535,949	1,899,631	22,594	6,423,455

Ratification of PricewaterhouseCoopers LLP	38,374,875	492,904	13,850	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Nu Skin Enterprises, Inc. Amended and Restated 2024 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ James D. Thomas
James D. Thomas
Chief Financial Officer
Date: May 30, 2025